Exhibit 10.6

                                     编号：            PP(2013)050

                                    Contract No.:    PP(2013)050

流动资金借款合同

Working Capital Loan Contract

（2012年版）

(2012 version)

特别提示：本合同系借贷双方在平等、自愿的基础上依法协商订立，所有合同条款均是双方意思的真实表示。为维护借款人的合法权益，贷款人特提请借款人对有关双方权利义务的全部条款、特别是黑体部分内容予以充分注意。

Important Notice: This Contract is entered into by the Parties in accordance with laws based on equality and free will, and the terms and conditions of this Contract fully reflect the genuine intention of the Parties hereto. In order to protect legal rights and interests of the Borrower, the Lender hereby draws the Borrower's special attention to the terms and conditions of this Contract in relation to each Party's rights and obligations, in particular those in bold.

贷款人: 中国工商银行股份有限公司 [金边分行]

Lender: Industrial and Commercial Bank of China Limited,   Phnom Penh Branch (“ICBC Phnom Penh Branch”)

负责人:  牛建军       联系人：     罗淑珠

Person in Charge        Niu Jianjun       Contact Person:   Ly Sokchou

住所（地址）:  柬埔寨金边诺罗敦大街 15 号

Address:    No.15, Preah Norodom Boulevard, Phnom Penh Branch

电话： +855 23965269       传真： +855 23965268       电子邮件： lysokchou@kh.icbc.com.cn

Telephone:     +855 23965269      Fax:      +855 23965268      Email:     lysokchou@kh.icbc.com.cn _

借款人:     奥钛纳米公司

Borrower:           ALTAIRNANO,INC

法定代表人:    Stephen B.Huang               联系人：    Stephen B.Huang

Legal Representative:    Stephen B.Huang    Contact Person:        Stephen B.Huang

住所（地址）:       204 Edison Way, Reno, NV89502

Address:          204 Edison Way, Reno, NV89502

电话： +1(775)858-3714 传真： +1(775)856-1619    电子邮件： shuang@altairnano.com

Telephone:     +1(775)858-3714    Fax: +1(775)856-1619      Email:      shuang@altairnano.com

借款人、贷款人经平等协商，就贷款人向借款人发放贷款事宜达成一致，特订立本合同。

Upon equal negotiations and mutual agreement, the Lender and the Borrower enter into this Contract in relation to the provision of relevant loan by the Lender to the Borrower.

第一部分    基本约定

Part I          General Provisions

第一条 借款用途

Article 1          Purpose of Loan

本合同项下借款用于下列用途，未经贷款人书面同意，借款人不得将借款挪作他用，贷款人有权监督款项的使用。

     借款用途： 用于日常流动资金。

The loan hereunder shall be used for the following purposes. Without written consent of the Lender, the Borrower may not use the loan for any purpose other than those listed below. The Lender may supervise the use of the proceeds of the loan.

Purpose: For daily working capital .

第二条 借款金额和期限

Article 2          Amount and Term of Loan

2.1 本合同项下借款币种为 美元 ，金额为USD 2,744,000.00 （大写：美元 贰佰柒拾肆万肆仟元整）（大小写不一致时，以大写为准）。

2.1     The currency and amount of the loan hereunder shall be USD2,744,000.00 (in words: Say In United States Dollar Two Million Seven Hundred Forty Four Thousand Only) (if there is any inconsistency between the amount in figures and the amount in words, the amount in words shall prevail.)

2.2 本合同项下的借款期限为 360 天 ，自实际提款日起算（分次提款的，自首次提款日起算），实际提款日以借据为准。

2.2     The term of the loan hereunder shall be 360 Days commencing from the actual drawdown date (or if there are more than one drawdown, the first drawdown date) as stated on the receipt of loan.

第三条 利率、利息和费用

Article 3          Interest Rate, Interest and Fees

3.1 【人民币借款利率确定方式】

3.1     [Determination of Interest Rate for RMB Loans]

人民币借款利率为固定利率，年利率为    %，在合同有效期内利率不变。

Interest rate for RMB loans shall be Fixed interest rate at ____% per annum, which shall remain unchanged within the term of this Contract.

（2）其他：

(2) Others: ________________________________________________.

3.2 【外币借款利率确定方式】

3.2     [Determination of Interest Rate for Foreign Currency Loans]

外币借款利率按下列第 (2)   种方式确定：

Interest rate for foreign currency loans shall be determined in accordance with Item (2) below:

（1）固定利率，年利率为    %，在合同有效期内利率不变。

(1) Fixed interest rate at ____% per annum, which shall remain unchanged within the term of this Contract.

（2）浮动利率，借款利率以 3 个月的 LIBOR （LIBOR/HIBOR）为基准利率加 200 基点（一个基点为0.01%）的利差组成的浮动利率。合同期限内加点利差保持不变。采用分笔提款的，每笔提款利率分别计算。借款人提款后，按下列第 B 种方式对基准利率进行调整，分段计息：

(2) Floating interest rate. The loan interest rate shall be 3_month LIBOR (LIBOR/HIBOR) (the benchmark interest rate) plus a margin equal to 200 base point(s) (a base point is equal to 0.01%). The margin shall remain unchanged within the term of this Contract. If the Borrower makes more than one drawdown, the loan interest rate for each drawdown shall be calculated separately. After the Borrower makes drawdown, the benchmark interest rate will be adjusted in accordance with Item B below, and the loan interest for each interest period shall be calculated according to the loan interest rate as adjusted and applicable to such interest period:

A、基准利率按照其对应的期限进行浮动。第二期的基准利率调整日为提款日满一期之后的对应日，如果调整当月不存在与提款日对应的日期，则以该月最后一日为对应日，其他各期依此类推。

A. the benchmark interest rate will be adjusted in each interest period as applicable to such benchmark interest rate. The benchmark interest rate applicable to each interest period subsequent to the initial period shall be determined on the same numerical date in the month of such adjustment as the drawdown date. If there is no same numerical date in the month of adjustment as the drawdown date, the benchmark interest rate for such period shall be determined on the last day of such month of adjustment; or

B、在每个利息期的第一天对基准利率进行调整。

B. the benchmark interest rate for each interest period shall be adjusted on the first day of such interest period.

（3）其他：

(3) Others: ________________________________________________.

3.3 本合同项下借款自实际提款日起按日计息，按 季 （月/季/半年）结息。借款到期，利随本清。其中日利率=年利率/360。

3.3     The loan interest hereunder shall accrue from the actual drawdown date on a daily basis, and be settled every Quarter (month/quarter/half year). Upon maturity of the loan, all outstanding interest shall be paid together with the principal. The daily interest rate shall be applicable annual interest rate/360.

3.4 本合同项下逾期罚息利率在原借款利率基础上上浮 30%确定，挪用借款罚息利率在原借款利率基础上上浮 50%确定。

3.4     Penalty interest will be imposed in addition to the loan interest rate hereunder at 30 % on any overdue amount (overdue penalty interest rate), or at 50 % on any amount that is used for any purpose other than those set out hereunder (misappropriation penalty interest rate).

3.5 除利息外，借款人还应向贷款人支付承诺费。承诺费按第二条约定的借款金额与借款人已提款项（计费周期内日均余额)的差额和 /   ‰ 的年费率，按下列第 /   种方式支付：

3.5     In addition to the loan interest, the Borrower shall also pay to the Lender the commitment fee, which shall be the difference between the amount of the loan under Article 2 above and the amount for which the Borrower has made drawdown (the daily average balance during the period for which such commitment fee is paid (the Fee Period) multiplied by a rate of __/___‰ per annum, and shall be paid in accordance with Item _/___ below:

（1）在计费周期届满日一次性支付给贷款人。

(1) the commitment fee shall be paid to the Lender in one lump sum upon the expiry date of the Fee Period; or

（2）本合同生效后，在每   /   （月/季度/半年）的20日，分次向贷款人支付，直至计费周期届满日。

(2) the commitment fee shall be paid to the Lender in installments on 20th day of / (each month/the last month of each quarter/the last month of each half-year), from the effectiveness date of this Contract until the expiry date of the Fee Period.

本合同项下借款可循环使用的，计费周期指循环借款额度使用期限；本合同项下借款不可循环使用的，计费周期指本合同签订日至第四条约定的最后一笔借款的提取日之间的期限。

The Fee Period means, in case of a revolving loan, the period within which the revolving facility may be used, or in case of a non-revolving loan, the period from the date of this Contract to the date of the last drawdown as agreed under Article 4.

承诺费分次支付的，如借款人未按期支付承诺费，贷款人有权停止发放借款或部分或全部取消借款人未提取款项。

If the commitment fee is to be paid in installments and the Borrower fails to promptly pay any installment of the commitment fee, then the Lender may cease to advance the loan, or cancel all or part of the amount for which the Borrower has not made drawdown.

3.6本合同第三条所述借款人应向贷款人支付的所有利息和费用，不包含任何依法应由相关国家、政府机构或有权机关征收的税或相关其它费用。

3.6 In pursuance to the foregoing provisions of Article 3 hereof, all interests and fees payable by the Borrower to the Lender shall not comprise any taxes, levies and charges imposed upon such interests and fees required by any countries, government agencies or any relevant entities in accordance with the all applicable laws.

3.7 基于上述第3.6条，借款人向贷款人支付的任何利息和费用不得因抵扣、预提相关税或相关费用而减少或变化。如果相关法律要求借款人须就上述利息和费用进行抵扣或预提的，则借款人有义务确保支付给贷款人的金额在抵扣或预提后不少于本合同第三条约定的所有利息和费用总额。

3.7 Without prejudice to the foregoing Article 3.6, the Borrower shall be obligated to make all payments of the interest and fees under this Contract without any tax deduction or withholding. In the event that the Borrower is required by the applicable laws to make a tax deduction or withholding of such payments, the Borrower shall further be obligated to ensure an increase of the amount payable by it to the Lender which (after make relevant tax deduction or withholding) leaves an amount equal to or no less than the aforesaid payments of the interests and fees which would have been if no such tax deduction or withholding had been required.

第四条 提款（循环借款不适用）

Article 1	Drawdown

借款人应根据实际用款需求，于 2013 年 10 月 15 日之前一次性或多次提清借款。如借款人未在规定时间内提款，贷款人有权取消部分或全部借款人未提之贷款。（条款不适用于循环贷款）

The Borrower shall make drawdown according to its actual need for fund. The drawdown shall be made before  2013/ 10 / 15  . If the Borrower fails to make drawdown as required above, the Lender may cancel all or part of the loan. (This article is not applicable to revolving loan.)

第五条   还款

Article 2	Repayment

5.1借款人按照下列 (1) 种方式归还本合同项下借款：

5.1 The Borrower shall repay the loans hereunder in accordance with Item _(1)_ below:

（1） 借款到期一次性偿还。

(1) the Borrower shall fully repay the loan in one lump sum upon its maturity.

（2） 按照下列还款计划分期偿还（内容较多时，可另附页）：

(2) the Borrower shall repay the loan in installments according to the following schedule (if there is not enough space below, please state the repayment schedule on a separate page):

计划还款时间	计划还款金额（万元）
Time of repayment	Amount of repayment (in 10,000)

5.2 本合同项下借款属于下列情形的，借款人应在相应资金到位后立即归还借款，因此导致提前还款的，借款人无需支付补偿金：

5.2 If the loan hereunder falls in any of the following events, the Borrower shall immediately repay the loan upon receipt of relevant fund, without any compensation to be paid by the Borrower for prepayment caused thereby:

_借款人提前30个工作日通知贷款人提前还款金额。__________________________________

   The Borrower has give the Lender a prepayment notice not less than 30 business days.

5.3 除5.2条约定情形外，借款人提前还款，应按提前还款金额的_1% 向贷款人支付补偿金。

5.3 Except for the event under Article 5.2 above, if the Borrower prepays any amount of the loan hereunder, the Borrower shall pay a prepayment fee of 1% of the amount to be prepaid in the event of any prepayment of the loan or any part thereof.

第六条 循环借款特别约定（选择性条款，本条 □适用 ■不适用）

Article 3	Special Provisions in Relation to Revolving Loans (optional clause: this article is □applicable/■not applicable)

6.1 本合同项下借款可循环使用，前述第二条所述之借款金额和借款期限即为循环借款额度和循环借款额度使用期限，其中循环借款额度使用期限自本合同生效之日起计算。

6.1 The loan hereunder is provided on a revolving basis. The amount and the term of the loan as set out in Article 2 above is the limit of the revolving credit line and the term to use such revolving credit line, respectively. The term to use the revolving credit line shall commence on the date when this Contract takes effect.

第七条 担保

Article 4	Security

7.1 本合同项下借款为担保贷款的，担保方式为中国工商银行广东分行开出的不可撤销的、见索即付型保函（或备用信用证）, 金额为USD 2,800,000.00 (大写: 美元贰佰捌拾万元整).

4.1      If the loan hereunder is a secured loan, such loan is secured by an irrevocable and unconditional Bank Guarantee （or a Standby Letter of Credit） in favor of the Lender by ICBC Guangdong Branch. Amounting to USD2,800,000.00 (in words: Say In United States Dollar Two Million Eight hundred thousand Only)

7.2 本合同项下借款担保为最高额担保的，对应的最高额担保合同如下：

最高额担保合同名称：                         （编号：                 ）

担保人：

4.2      If the security for the loan hereunder is a security with a maximum secured amount, the relevant security contract (with the maximum secured amount) is as follows:

Name of the security contract (with the maximum secured amount): ________________________ (No.:___________________)

Security Provider:

第八条 财务约定（选择性条款，本条 □适用 ■不适用）

Article 5	Financial Covenants (optional clause: this article is □applicable/■not applicable)

在本合同有效期内，借款人应遵守下列财务指标约定：

_________________________________________________

_________________________________________________

Within the term of this Contract, the Borrower shall comply with the following covenants in relation to financial indicators:

_________________________________________________

_________________________________________________

第九条 争议解决

Article 6	Dispute Resolution

本合同项下争议解决方式为 (3)   ：

All disputes under this Contract shall be solved in accordance with Item (3) below:

（1） 将争议提交      仲裁委员会，按提交仲裁申请时该会有效之仲裁规则，在          （仲裁地点）进行仲裁。仲裁裁决是终局性的，对双方均有约束力。

(1) Such dispute shall be submitted to _________________Arbitration Commission for arbitration at ________________(place of arbitration) in accordance with the arbitration rules of such commission in force upon submission of arbitration application. The arbitration award shall be final and binding upon both parties; or

（2） 在贷款人所在地法院通过诉讼方式解决。

(2) Such dispute shall be submitted to the jurisdiction of the competent court of place where the Lender is located.

（3）在担保人所在地法院通过诉讼方式解决。

(3) To resolve the dispute through litigation at the court where the Guarantor is located.

第十条 其他

Article 7	Miscellaneous

10.1 本合同一式　贰　份，借款人、贷款人各执　壹　份，中英文表达不一致时，以中文为准。

7.1     This Contract is made in _TWO_ copies, with each of the Borrower, the Lender and holding _ONE_ copy(ies), In the event that any part of the Chinese version of this Contract is in conflict with its English version, the Chinese version shall always prevail.

10.2 下列附件及经双方共同确认的其他附件构成本合同不可分割的组成部分，与本合同具有同等法律效力：

附件1：提款通知书（格式）

7.2     The following appendices and other appendices as confirmed by both parties shall constitute integral part of this Contract and have equal legal effect as this Contract:

Appendix 1:     Form of Drawdown Notice

第十一条   双方约定的其他事项

Article 8	Other Matters Agreed by the Parties

11.1 借款人承诺：本合同项下贷款资金不以借贷、股权投资或证券投资等形式直接或通过第三方间接调回中国境内使用。

11.1 The Borrower’s commitment: The Loan shall not be disbursed back to China directly or indirectly through lending, investing in the stock market or futures market in any form.

11.2 贷款的发放以中国工商银行广东分行开出的不可撤销的、无条件见索即付型保函(或备用信用证)为前提条件，每次提款金额和期限不超过保函所载明的金额和期限范围内。

11.2 The withdrawal will only be approved to the Borrower only after the Lender has received an irrevocable and unconditional Bank Guarantee （or a Standby Letter of Credit） in favor of the Lender by ICBC Guangdong Branch, and the amount and term of each drawn-down shall be within that of the Bank Guarantee.

11.3如果因汇率变动因素，导致以上第11.2条约定的担保方式下，贷款金额与担保金额的比例达到或超过__%的情况，则借款人须在贷款人向其就上述情况发出书面通知后15个工作日内，履行以下第___项义务:

（1）归还贷款人相应部分贷款本金，且该金额由上述贷款人向借款人发出的书面通知为准;

（2）向贷款人追加提供相应担保，且该担保追加方式和金额由上述贷款人向借款人发出的书面通知为准；

（3）与贷款人叙做交割日为贷款到期日的不交割本金的远期结汇交易, 交易金额等于贷款金额。

In the event that the ratio between the loan amount hereof and the amount of security, as provided in the foregoing Section 11.2, reaches the threshold of __:100, the Borrower shall, within fifteen (15) business days after the issuance of a written notice by the Lender to such Borrower about the foregoing event, perform the obligation as set forth in ___ Item as follows:

(1)	repay the Lender the relevant portion of principal amount, as specified in such written notice made by the Lender to the Borrower; or
(2)	provide the Lender with an additional security, as the type and the amount of such additional security being specified in such written notice made by the Lender to the Borrower; or
(3)	make a deal of NDF with the Lender with the trading amount equivalent to principal amount and value date equivalent to loan maturity date.

11.4 如果借款人违反以上第11.3条的约定，则贷款人有权在上述书面通知发出15个工作日之后立即向担保人就担保金额的部分或全部索偿。

11.4 In the event that the Borrower defaults in the performance of its obligation as provided in the foregoing Section 11.3, the Lender shall be entitled to, upon the expiry of the period of fifteen (15) business days after the issuance of the aforesaid written notice by the Lender to the Borrower, claim for the portion or the entirety of the security amount against the Guarantor herein.

     第二部分    具体条款

    Part II          Specific Provisions

第一条 利率和利息

Article 1         Interest Rate and Interest

1.1 LIBOR为提款日或基准利率调整前两个银行工作日由中国工商银行总行发布的贷款币种同业拆放利率。

1.1     LIBOR means the interbank offered rate of the currency under this Agreement on the Loan drawdown date or two bank working days before the benchmark interest rate determination date published by the Head Office of Industrial and Commercial Bank of China Limited.

1.2 本合同项下借款采用浮动利率的，借款逾期后利率调整规则仍按照原方式执行。

1.2     If the loan hereunder adopts a floating interest rate, the interest rate will continue to be adjusted in accordance with the original adjustment rules after such loan is overdue.

1.3 借款按月结息的,结息日为每月20日;按季结息的,结息日为每季度末月的20日;按半年结息的,结息日为每年6月20日和12月20日。

1.3     If interest is settled on a monthly basis, the settlement date shall be 20th day of each month; if interest is settled on a quarterly basis, the settlement date shall be 20th day of the last month of each quarter; and if interest is settled on a half-year basis, the settlement date shall be 20 June and 20 December of each year.

1.4 第一个利息期是从借款人实际提款之日起至第一个结息日止；最后一个利息期是从上一个利息期结束之次日起至最终还款日；其余利息期是从上一个利息期结束之次日起至下一个结息日。

1.4     The first interest period shall commence from the actual drawdown date to the first interest settlement date; the last interest period shall commence from the day immediately following the end of the preceding interest period to the final repayment date; and each of the other interest period shall commence from the day immediately following the end of the preceding interest period to the next interest settlement date.

第二条 借款发放和支付

Article 2       Advance and Payment of Loan

2.1 借款人提取借款必须满足下列前提条件，否则贷款人没有义务向借款人发放任何款项，贷款人同意先行放款的除外：

2.1 The Lender has no obligation to advance any loan to the Borrower until all following conditions have been satisfied by the Borrower or waived by the Lender:

（1） 除信用贷款外，借款人已按贷款人要求提供相应担保且已经办理完毕相关担保手续；

(1)   except for unsecured loans, the Borrower has provided security as required by the Lender and completed relevant formalities for provision of such security;

（2） 未发生本合同项下或借款人与贷款人签署的其他合同项下的违约情形；

(2)   there is no default event occurring under this Contract or any other contract between the Borrower and the Lender; and

（3）所提供的借款用途证明材料与约定用途相符；

(3)   the purpose of loan as stated in the supporting documents provided by the Borrower is consistent with the purpose as agreed hereunder.

（4）借款人已按照本合同第2.3条的约定，在实际提款日前至少5个工作日向贷款人提交提款通知书，且上述提款通知书项下内容经由贷款人同意，并书面确认回复借款人。如果借款人未履行本合同第2.3条项下其全部或部分义务的，或上述提款通知书项下内容未经贷款人同意并书面确认回复借款人的，贷款人有权取消部分或全部借款人未提之贷款，并终止本合同。

(4)     the Borrower has submitted a drawdown notice to the Lender at least 5 bank business days prior to the proposed drawdown date, in pursuance to Article 2.3 hereunder, and the terms and conditions of such drawdown notice have been acknowledged and approved by the Lender with such acknowledgement and approval being sent to the Borrower in writing. In the event that the Borrower fails to perform its obligations, in part or in whole, as per Article 2.3, or the aforesaid terms and conditions of such drawdown notice have not been acknowledged or approved by the Lender, the Lender shall be entitled to cancel the part or the entirety of the loan, and thereby terminate this Contract.

（5）提交贷款人要求的其他资料。

(5)   other materials required by the Lender have been submitted to the Lender.

2.2 借款人提款时向贷款人提供的书面文件须为原件；不能提供原件的，征得贷款人同意后可以提供加盖借款人公章的复印件。

2.2 All written documents provided by the Borrower to the Lender for drawdown shall be originals. If no original is available, the Borrower may, upon consent of the Lender, provide photocopies affixed with the Borrower's company seal.

2.3 借款人申请提款须提前至少5个银行工作日向贷款人提交提款通知书。提款通知一经提交，未经贷款人书面同意不得撤销。

2.3 When applying for drawdown, the Borrower shall submit a drawdown notice to the Lender at least 5 bank business days prior to the proposed drawdown date. Once submitted, a drawdown notice will be irrevocable unless otherwise agreed by the Lender in writing.

2.4 借款人满足提款前提条件或经贷款人同意先行放款后,贷款人将借款划入指定的借款人账户，即视为贷款人已经按照本合同约定向借款人发放了借款。

2.4 After all conditions precedent to drawdown have been satisfied by the Borrower or waived by the Lender, the Lender will remit the loan into a designated account of the Borrower. Such remittance shall be deemed as advance of the loan by the Lender to the Borrower in accordance with this Contract.

2.5 根据相关监管规定和贷款人管理要求，超过一定金额或符合其他条件的借款，应采用贷款人受托支付方式，由贷款人根据借款人的提款申请和支付委托，将借款支付给符合本合同约定用途的支付对象。为此，借款人应和贷款人另行签订委托支付协议作为本合同附件，并在贷款人处开立或指定专门账户用以办理受托支付事宜。

2.5 In accordance with relevant regulatory requirement and management requirement of the Lender, a loan exceeding certain value or meeting certain other conditions shall be subject to the entrusted payment arrangement, where the Lender will, upon and in accordance with drawdown request and payment entrustment issued by the Borrower, pay the proceeds of the loan to relevant payees for the purpose as agreed under this Contract. For this purpose, the Borrower shall enter into an entrusted payment agreement with the Lender, which shall be attached hereto as an appendix, and shall open or designate a dedicated account with the Lender for such entrusted payment.

第三条 还款

Article 3        Repayment

3.1　借款人应按本合同约定按时足额偿还借款本金、利息和其他应付款项。在还款日和每一结息日前叁个银行工作日，借款人应在其于贷款人处开立的还款账户中足额存入当期应付利息、本金和其他应付款项，贷款人有权在该还款日或结息日主动划收，或要求借款人配合办理有关划款手续。如果还款账户中的款项不足以支付借款人全部到期应付款项，贷款人有权决定清偿顺序。

汇款指示：

BENEFICIARY: INDUSTRIAL AND COMMERCIAL BANK OF CHINA PHNOM PENH BRANCH

A/C NO: 861121003549

SWIFT CODE: ICBKKHPP

ACCOUNT BANK: INDUSTIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED

SWIFT CODE: UBHKHKHH

附言：INTEREST (PRINCIPAL) FOR LOAN AGREEMENT NO. PP(2013)050

3.1      The Borrower shall repay the principal of and pay the interest on the loan hereunder and other amount payable in accordance with the amount and schedule as required under this Contract. The Borrower shall, on the day that is three bank business day prior to the repayment date and each interest settlement date, deposit into a repayment account opened by the Borrower with the Lender sufficient fund to repay the principal, interest and other amount to be paid on such repayment date or interest settlement date. The Lender may transfer an amount equal to such principal, interest and other amount payable out of such account on such repayment date or interest settlement date without further instruction from the Borrower, or require the Borrower to cooperate in completing relevant formalities for such transfer. If the balance of the repayment account is not sufficient to pay all amounts to be paid by the Borrower, the Lender may decide the priority sequence of each item to be settled.

Remittent Instruction:

BENEFICIARY: INDUSTRIAL AND COMMERCIAL BANK OF CHINA PHNOM PENH BRANCH

A/C NO: 861121003549

SWIFT CODE: ICBKKHPP

ACCOUNT BANK: INDUSTIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED

SWIFT CODE: UBHKHKHH

附言：INTEREST (PRINCIPAL) FOR LOAN AGREEMENT NO. PP(2013)050

3.2 借款人申请提前偿还全部或部分借款的，应提前30个银行工作日向贷款人提交书面申请，征得贷款人同意，并按照本合同约定标准向贷款人支付补偿金。

3.2      If the Borrower applies for prepayment of all or part of the loan, it shall submit a written application to the Lender for its approval 30 bank business days prior to such prepayment, and pay to the Lender relevant compensation as agreed hereunder.

3.3 经贷款人同意提前还款的，借款人应于提前还款日同时付清至提前还款日止，依据本合同约定到期应付的借款本金、利息和其他款项。

3.3      If the Lender approves any prepayment, the Borrower shall fully pay on the prepayment date all principal, interest and other amounts due and payable as of such prepayment date hereunder.

3.4 贷款人有权根据借款人资金回笼情况提前收回借款。

3.4     The Lender may require the Borrower to early repay any loan based on the Borrower's collection of receivables.

3.5 因借款人提前还款或贷款人根据本合同约定提前收回借款导致实际借款期限缩短的，相应利率档次不作调整，仍执行原借款利率。

3.5      The applicable interest rate grade (based on term of loan) will not change if the actual term of loan is shortened due to any prepayment by the Borrower or early repayment as required by the Lender in accordance with this Contract.

第四条 循环借款

Article 4            Revolving loan

4.1 本合同项下借款可循环使用的，在循环借款额度使用期限内，借款人任一时点的借款余额之和不得超过循环借款额度；借款人每次提款的借款期限自实际提款日起至约定还款日止，以借据的记载为准，且任何一笔提款的还款日不得超过循环借款额度使用期限。

4.1      If the loan hereunder is provided on a revolving basis, the aggregate amount of outstanding loans taken by the Borrower at any time within the term to use the revolving credit line may not exceed the amount of the revolving credit line. The term of each drawdown made by the Borrower shall commence from the actual drawdown date to the agreed repayment date, each as stated on relevant receipt of loan. No drawdown may have a repayment date that is beyond the term to use the revolving credit line.

4.2 本合同项下借款可循环使用的，自本合同签订之日起，借款人如连续3个月未作任何提款，则贷款人有权取消循环借款额度。

4.2      If the loan hereunder is provided on a revolving basis, and the Borrower fails to make any drawdown within three consecutive months from the date of this Contract, the Lender may cancel the revolving credit line.

第五条 担保

Article 5          Security

5.1 除信用借款外，借款人应为其在本合同项下义务的履行提供贷款人认可的合法有效的担保。担保合同另行签订。

5.1      Except for unsecured loans, the Borrower shall provide legal and effective security acceptable to the Lender for the performance of its obligations hereunder. A security contract will be entered into separately.

5.2 本合同项下担保物发生受损、贬值、产权纠纷、被查封或扣押，或抵押人擅自处理抵押物，或保证担保的保证人财务状况发生不利变化或发生其他不利于贷款人债权的变化，借款人应及时通知贷款人，并另行提供贷款人认可的其他担保。

5.2      The Borrower shall promptly notify the Lender of any damage, depreciation, title dispute, seizure or attachment of the collateral hereunder, or unauthorized disposal of the collateral by the mortgagor, or any adverse change to the guarantor's financial condition, or any other adverse change to the claims of the Lender, and provide other security that is acceptable to the Lender.

5.3 本合同项下借款以应收账款提供质押担保的,在本合同有效期内，出现下列情形之一,贷款人有权宣布借款提前到期,要求借款人立即偿还部分或全部借款本息，或追加贷款人认可的合法、有效、足额的担保：

5.3      Where the loan hereunder is secured by a pledge over accounts receivable, the Lender may declare accelerated maturity of the loan and require the Borrower to immediately repay all or part of the principal and pay the interest of the loan, or provide additional legal, effective and sufficient security acceptable to the Lender, if any of the following events occurs within the term of this Contract:

（1）应收账款出质人对付款方的应收账款坏账率连续2个月上升；

(1)	the bad debt ratio in relation to accounts receivable by the pledgor from the payer of such accounts receivable increases for two consecutive months;

（2）应收账款出质人对付款方已到期未收回的应收账款占对该付款方应收账款余额的5%以上；

(2)

the accounts receivable that are due but not recovered by the pledgor from the payer of such accounts receivable represent at least 5% of the total outstanding accounts receivable to be paid by such payer to the pledgor; or

（3）应收账款出质人与付款方或其他第三方产生贸易纠纷（包括但不限于质量、技术、服务方面的纠纷）或债务纠纷，导致应收账款可能无法到期按时偿付的。

(3)

any trade dispute (including without limitation dispute over quality, technology or service) or debt dispute arises between the pledgor of the accounts receivable and relevant payer or other third party, which may prevent the accounts receivable from being settled when they become due.

第六条 账户管理

Article 6            Account management

6.1　借款人应在贷款人处指定专门资金回笼账户，用于收取对应销售收入或计划还款资金。对应销售收入以非现金方式结算的，借款人应确保在收到款项后及时划入资金回笼账户。

6.1     The Borrower shall designate a special collection account with the Lender, which will be used to collect relevant sales revenue or fund to be used to repay the loan. If any sales revenue is settled by non-cash method, the Borrower shall ensure that the proceeds of such revenue will be promptly transferred into the special collection account when it receives the same.

6.2　贷款人有权对资金回笼账户进行监管，包括但不限于对该账户的资金收入和支出情况进行了解和监督，借款人应予配合。如贷款人要求，借款人应与贷款人签订专门的账户监管协议。

6.2     The Lender may supervise on the special collection account, including without limitation monitoring and supervising income and expenditure of such account, and the Borrower shall cooperate with the Lender in such supervision. If requested by the Lender, the Borrower shall enter into an account supervision agreement with the Lender.

第七条 陈述和保证

Article 7                  Representations and Warranties

借款人向贷款人做出以下陈述和保证，该陈述和保证在本合同有效期内始终有效：

The Borrower makes the following representations and warranties to the Lender, and these representations and warranties will remain valid and effective within the term of this Contract:

7.1 依法具备借款人主体资格，具有签订和履行本合同的资格和能力。

7.1     It is eligible to act as a borrower hereunder, and has all qualifications and capacity to enter into and perform this Contract.

7.2 签订本合同已获得所有必需的授权或批准，签订和履行本合同不违反本公司章程和相关法律法规的规定，与应承担的其他合同项下的义务均无抵触。

7.2     It has obtained all necessary authorizations or approvals to enter into this Contract. Its execution and performance of this Contract does not violate its articles of association or any applicable laws or regulations, or conflict with any of its obligations under other contracts.

7.3 应付的其他债务已按期偿付，无恶意拖欠银行贷款本息行为。

7.3     Its other debts have been repaid when they become due and it has not committed any malicious default in repaying any principal or interest of bank loan.

7.4 有健全的组织机构和财务管理制度，在最近一年内的生产经营过程中未发生重大违规违纪行为，现任高级管理人员无任何重大不良记录。

7.4     It has a well-established organizational structure and financial management system. It has not committed any material violation of regulations or disciplines during its production and operation in the past one year. Its current senior management has no material negative record.

7.5 提供给贷款人的所有文件和资料都是真实、准确、完整和有效的，不存在虚假记载、重大遗漏或误导性陈述。

7.5     All documents and information provided by the Borrower to the Lender are true, accurate, complete and effective and do not contain any false record, gross omission or misleading statement.

7.6 提供给贷款人的财务会计报告乃依据香港財務報告准則会计准则编制，真实、公正、完整地反映了借款人的经营状况和负债情况，并且自最新的财务会计报告截至日以来，借款人的财务状况未发生任何重大不利变化。

7.6     The financial and accounting reports provided by the Borrower to the Lender are prepared in accordance with the general accepted accounting principle of _ Hong Kong Financial Reporting Standards _ and give true, fair and complete presentation of the operation and indebtedness status of the Borrower. The financial condition of the Borrower has no material adverse change since the end date of its latest financial and accounting reports.

7.7 未向贷款人隐瞒其所涉及的诉讼、仲裁或索赔事件。

7.7     It has not concealed from the Lender any litigation, arbitration or claim involving the Borrower.

第八条    借款人承诺

Article 8        Undertakings of the Borrower

8.1 按照本合同约定的期限和用途提取和使用借款，所借款项不用于固定资产和股权等投资，不以任何形式流入证券市场、期货市场以及相关法律法规禁止或限制的其他用途。

8.1     The Borrower undertakes to draw down and use the loan in accordance with the schedule and purpose as agreed hereunder. The Borrower shall not use the proceeds of the loan hereunder for investment in fixed assets or equity, or for investment in securities or futures market, or any other purpose prohibited or restricted by applicable laws and regulations.

8.2 按照本合同的约定清偿借款本金、利息和其他应付款项。

8.2     The Borrower undertakes to settle principal, interest and any other amount payable in relation to the loan hereunder in accordance with this Contract.

8.3 接受并积极配合贷款人以账户分析、凭证检查、现场调查等方式对包括用途在内的借款资金使用情况的检查和监督，按照贷款人要求定期汇总报告借款资金使用情况。

8.3     The Borrower undertakes to accept and actively cooperate with the Lender's check and supervision on use of the proceeds of the loan (including purpose of the loan) including account analysis, voucher verification and on-site investigation, and to regularly summarize and report information on the use of proceeds of the loan as requested by the Lender.

8.4 接受贷款人的信贷检查，按照贷款人要求提供资产负债表、损益表等财务会计资料和反映借款人偿债能力的其他资料，积极协助并配合贷款人对其生产经营和财务情况的调查、了解和监督。

8.4     The Borrower undertakes to accept credit check by the Lender, to provide financial documents including balance sheets and income statements and other documents that reflect the Borrower's ability to repay its debts, as requested by the Lenders, and to actively assist and cooperate with the Lender in investigating, understanding and supervising its production, operation and financial conditions.

8.5 在还清本合同项下借款本息和其他应付款项前，不以任何形式分配股息和红利。

8.5     The Borrower undertakes not to distribute any dividend or profit in any form before full settlement of principal, interest and other amount payable in relation to the loan hereunder.

8.6 进行合并、分立、减资、股权变动、重大资产和债权转让、重大对外投资、实质性增加债务融资以及其他可能对贷款人权益造成不利影响的行动时，事先征得贷款人书面同意或就贷款人债权的实现作出令贷款人满意的安排方可进行。

8.6     The Borrower undertakes to obtain prior written consent of the Lender or make appropriate arrangements in relation to the realization of the Lender's claims to the Lender's satisfaction, before it carries out any merger, division, decrease of capital, equity change, transfer of material assets and creditor's rights, material external investment, material increase of debt financing and other action that may cause an adverse impact on the Lender's rights and interests.

8.7 发生下列情形之一，及时通知贷款人：

 8.7 The Borrower undertakes to promptly notify the Lender upon occurrence of any of the following events:

（1） 公司章程、经营范围、注册资本、法定代表人变更；

（1）any change to its articles of association, business scope, registered capital or legal representative;

（2） 歇业、解散、清算、停业整顿、被吊销营业执照、被撤销或申请（被申请）破产；

（2）its winding-up, dissolution, liquidation, suspension of business, revocation or cancellation of its business licence, or application (or be applied for) for bankruptcy;

（3） 涉及或可能涉及重大经济纠纷、诉讼、仲裁，或财产被依法查封、扣押或监管；

（3） it is or may be involved in any material economic dispute, litigation or arbitration, or its property is subject to seizure, attachment or supervision in accordance with applicable laws; or

（4） 股东、董事和现任高级管理人员涉嫌重大案件或经济纠纷。

（4）any of its shareholders, directors or current senior management personnel is suspected of major crime or involved in any material economic dispute.

8.8 及时、全面、准确地向贷款人披露关联方关系及关联交易。

8.8 The Borrower undertakes to disclose its related party relationship and related transaction to the Lender in a prompt, complete and accurate manner.

8.9 对贷款人寄出或以其他方式送达的各类通知及时签收。

8.9 The Borrower undertakes to promptly confirm receipt of all notices sent by the Lender by post or any other means.

8.10 不以降低偿债能力的方式处置自有资产；向第三方提供担保不损害贷款人的权益。

8.10 The Borrower undertakes not to dispose of its own assets in a way that will reduce its ability to repay its debts. The Borrower undertakes not to provide security to the benefit of any third party in a way that will harm the Lender's rights and interests.

8.11 如本合同项下借款系以信用方式发放，完整、真实、准确地定期向贷款人报送对外担保情况，并根据贷款人的要求，签订账户监管协议。对外提供担保可能影响其在本合同项下义务的履行的，须经贷款人书面同意。

8.11 If the loan hereunder is an unsecured loan, the Borrower undertakes to regularly make complete, true and accurate disclosure to the Lender in relation to all securities provided by the Borrower for others, and enter into an account supervision agreement as requested by the Lender. If any provision of security may affect its ability to perform its obligations hereunder, the Borrower shall obtain written consent of the Lender on such provision of security.

8.12 承担贷款人为实现本合同项下债权而产生的费用，包括但不限于律师费、评估费、拍卖费等。

8.12 The Borrower undertakes to bear the expenses incurred by the Lender for realization of its claim hereunder, including without limitation legal fee, appraisal fee and auction fee.

8.13 本合同项下债务的清偿顺序优先于借款人对其股东的债务,并且与借款人对其他债权人的同类债务至少处于平等地位。

8.13 The debt hereunder is senior to the debts owed by the Borrower to its shareholders, and is not subordinated to similar debts owed by the Borrower to other creditors.

8.14 加强环境和社会风险管理，并就此接受贷款人的监督检查。如贷款人要求，向贷款人提交环境和社会风险报告。

8.14 The Borrower undertakes to reinforce the management of environmental and social risks, and agrees to accept the Lender's supervision and inspection in this regard. If requested by the Lender, the Borrower shall provide the Lender with relevant environmental and social risk report.

第九条 贷款人承诺

Article 9        Undertakings of the Lender

9.1 　按照本合同约定向借款人发放借款。

9.1 The Lender undertakes to advance the loan to the Borrower in accordance with this Contract.

9.2 　对借款人提供的非公开资料及信息保密，但法律法规另有规定和本合同另有约定的除外。

9.2 The Lender undertakes to keep non-public materials and information provided by the Borrower confidential, unless otherwise required by applicable laws and regulations or agreed hereunder.

第十条   违约

 Article 10        Default

10.1 发生下列下情形之一的，构成借款人违约：

10.1 The Borrower will be in default upon occurrence of any of the following events:

（1） 借款人未按照约定偿还本合同项下借款本息及其他应付款项，或未履行本合同项下任何其他义务，或违背在本合同项下的陈述、保证或承诺的；

(1)

The Borrower fails to repay any principal, interest or other amount payable in relation to the loan hereunder in accordance with this Contract, or fails to perform any other obligations hereunder, or breaches any of its representations, warranties or undertakings hereunder;

（2） 本合同项下担保发生了不利于贷款人债权的变化，借款人未另行提供贷款人认可的其他担保的；

(2)	the Borrower fails to provide other security acceptable to the Lender when the security provided hereunder suffers any change that is adverse to the claim of the Lender;

（3） 借款人任何其他债务在到期（包括被宣布提前到期）后未能清偿，或者不履行或违反在其他协议项下的义务，已经或可能影响到其在本合同项下义务的履行的：

(3)

the Borrower fails to settle any other debt when it becomes due (including due to accelerated maturity declared by the creditor), or is in default or breach of any of its obligations under other agreements, which has affected or may affect performance of its obligations hereunder;

（4）借款人的盈利能力、偿债能力、营运能力和现金流量等财务指标突破约定标准，或发生恶化已经或可能影响到其在本合同项下义务的履行的；

(4)

the Borrower's ability to make profit, repay debts or operate its business, or its financial indictors such as cash flow do not comply with agreed standard or suffer deterioration, which has affected or may affect performance of its obligations hereunder;

（5）借款人股权结构、生产经营、对外投资等发生重大不利变化，已经或可能影响到其在本合同项下义务的履行的；

(5)	the Borrower's equity structure, production, operation or external investment suffers any material adverse change, which has affected or may affect performance of its obligations hereunder;

（6） 借款人涉及或可能涉及重大经济纠纷、诉讼、仲裁，或资产被查封、扣押或被强制执行，或被司法机关或行政机关依法立案查处或依法采取处罚措施，或因违反国家有关规定或政策被媒体曝光，已经或可能影响到其在本合同项下义务的履行的；

(6)

the Borrower is or may be involved in any material economic dispute, litigation or arbitration, or its property is subject to attachment, seizure or enforcement, or the Borrower is investigated or punished by any competent judicial or administrative authority in accordance with laws, or any media report that the Borrower has violated relevant regulations or policies of the State, which has affected or may affect performance of its obligations hereunder;

（7） 借款人主要投资者个人、关键管理人员异常变动、失踪或被司法机关依法调查或限制人身自由，已经或可能影响到其在本合同项下义务的履行的；

(7)

there is any abnormal change or missing of major individual investor or key management personnel of the Borrower, or any competent judicial authority has launched investigation on or restricted right of freedom of such investor or personnel in accordance with laws, which has affected or may affect performance of the Borrower's obligations hereunder;

（8） 借款人利用与关联方之间的虚假合同，利用无实际交易背景的交易套取贷款人资金或授信，或通过关联交易有意逃废贷款人债权的；

(8)

the Borrower obtains fund or credit facility from the Lender by using false contracts between the Borrower and its related party or transactions that do not actually exist, or intentionally uses related transactions to evade from or invalidate the Lender's claim;

（9） 借款人已经或可能歇业、解散、清算、停业整顿、被吊销营业执照、被撤销或申请（被申请）破产；

(9)

the Borrower is or may be under winding-up, dissolution, liquidation, suspension of business, or its business licence has been or may be revoked or cancelled, or it has applied or been applied, or may apply or be applied, for bankruptcy;

（10） 借款人因违反食品安全、安全生产、环境保护及其他环境和社会风险管理相关法律法规、监管规定或行业标准而造成责任事故、重大环境和社会风险事件，已经或可能影响到其在本合同项下义务的履行的;

(10)

there is any liability accident or major environmental and social risk event caused by the Borrower's violation of applicable laws and regulations, regulatory rules or industry standard in relation to food safety, production safety, environmental protection or other environmental and social risk management, which has affected or may affect performance of its obligations hereunder;

（11） 如本合同项下借款系以信用方式发放，借款人的信用等级、盈利水平、资产负债率、经营活动现金净流量等指标不符合贷款人信用贷款条件的；或借款人未经贷款人书面同意，以其有效经营资产向他人设定抵/质押担保或对外提供保证担保，已经或可能影响到其在本合同项下义务的履行的；

(11)

where the loan hereunder is an unsecured loan, the Borrower's credit rating, profitability, asset liability ratio, net cash flow in operation activities, etc. do not comply with the Lender's requirement on grant of unsecured loans, or the Borrower creates mortgage or pledge over its effective operation assets or provides guarantee to the benefit of others without written consent of the Lender, which has affected or may affect performance of the Borrower's obligations hereunder; or

（12） 可能导致贷款人在本合同项下债权的实现受到不利影响的其他情形。

(12)	other events that may cause adverse impact on realization of the Lender's claim hereunder.

10.2 借款人违约，贷款人有权采取下列一项或多项措施：

10.2 If the Borrower is in default, the Lender may take any one or more of the following steps:

（1）要求借款人限期纠正违约行为；

(1)	the Lender may require the Borrower to remedy its default within a designated period;

（2）停止依据本合同和贷款人与借款人之间的其他合同向借款人发放借款和其他融资款项，部分或全部取消借款人未提取借款和其他融资款项；

(2)

the Lender may cease to advance the loans and other amounts to the Borrower under this Contract or any other contract between the Lender and the Borrower, and cancel all or part of the loan or other amount for which the Borrower has not made drawdown;

（3） 宣布本合同和贷款人与借款人之间其他合同项下未偿还的借款和其他融资款项立即到期，立即收回未偿还款项；

(3)

the Lender may declare immediate maturity of all outstanding loans and other amounts under this Contract or any other contract between the Lender and the Borrower, and require immediate repayment of such loans and amounts;

（4）在无须征得借款人同意情况下，向担保人就担保金额的部分或全部索偿。

The Lender shall be entitled to claim for the portion or the entirety of the security amount against the Guarantor herein without any further consent by the Borrower;

（5）	要求借款人赔偿因其违约给贷款人造成的损失;

(5) the Lender may require the Borrower to compensate the Lender against all losses caused by such default of the Borrower; and

（6）	法律法规规定、本合同约定或贷款人认为必要的其他措施。

(6)     other steps that are set out under applicable laws and regulations, agreed under this Contract or deemed necessary by the Lender.

10.3 借款到期（含被宣布立即到期）借款人未按约偿还的，贷款人有权自逾期之日起按本合同约定的逾期罚息利率计收罚息。对借款人未按时支付的利息，按逾期罚息利率计收复利。

10.3 If the Borrower fails to repay any loan when it becomes due (including due to accelerated maturity as declared by the Lender), the Lender may impose penalty interest on the Borrower at the overdue penalty interest rate as agreed hereunder from the day immediately following the due date. Compound interest will accrue at the overdue penalty interest rate on any interest that the Borrower fails to pay when it becomes due.

10.4 借款人未按本合同约定用途使用借款的，贷款人有权自借款被挪用之日起，对挪用部分按本合同约定的挪用借款罚息利率计收罚息，借款被挪用期间未按时支付的利息，按挪用借款罚息利率计收复利。

10.4 If the Borrower fails to use the loan for the purpose as agreed hereunder, the Lender may impose penalty interest on the misappropriated part of the loan at the misappropriation penalty interest rate as agreed hereunder from the date of misappropriation. When the loan is being misappropriated, compound interest will accrue at the misappropriation penalty interest rate on any interest that the Borrower fails to pay when it becomes due.

10.5 　借款人同时发生上述第10.3、10.4条所述情形的，罚息利率择其重者确定，不能并处。

10.5 If both of the penalty interest rates under Articles 10.3 and 10.4 are applicable to the Borrower, the higher of the two interest rates will apply. The two types of penalty interest may not be applied at the same time.

10.6 借款人未按期偿还借款本金、利息（包括罚息和复利）或其他应付款项的，贷款人有权通过媒体进行公告催收。

10.6 The Lender may make a public announcement in media to demand repayment if the Borrower fails to repay any principal, interest (including penalty interest and compound interest) or any other amount payable as scheduled.

10.7 借款人的关联方与借款人之间的控制或被控制关系发生变化，或借款人的关联方发生上述第10.1条中除第（1）、（2）两项之外的其他情形，已经或可能影响到借款人在本合同项下义务的履行的，贷款人有权采取本合同约定的各项措施。

10.7 If the control relationship between the Borrower and its related party has changed, or any related party of the Borrower is in any event under Articles 10.1 (excluding Articles 10.1(1) and (2)), which has affected or may affect performance of the Borrower's obligations hereunder, the Lender may take all steps as set out under this Contract.

第十一条 扣收

Article 11          Deduction and Setoff

11.1 借款人未按照约定偿还本合同项下到期（包括被宣布立即到期）债务的，贷款人有权从借款人开立在贷款人或中国工商银行其他分支机构的所有本外币账户中扣收相应款项用以清偿，直至借款人在本合同项下的所有债务全部清偿完毕为止。

11.1 If the Borrower fails to repay any debt due hereunder (including due to accelerated maturity declared by the Lender) in accordance with this Contract, the Lender may deduct relevant amount from all RMB and foreign exchange accounts opened by the Borrower with the Lender or any other branch office of Industrial and Commercial Bank of China to set off such debt, until all debts of the Borrower hereunder are fully settled.

11.2 扣收款项与本合同币种不一致的，按扣收日贷款人适用的汇率进行折算。扣收日至清偿日（贷款人根据国家外汇管理政策将扣划款项兑换成本合同币种并实际清偿本合同项下债务之日）期间产生的利息和其他费用，以及在此期间因汇率波动而产生的差额部分由借款人承担。

11.2 If the currency of deducted amount is different from that of the loan hereunder, the amount will be converted in accordance with applicable exchange rate published by the Lender on the date of such deduction. The Borrower shall bear all interest and other expenses incurred between the deduction date and the actual settlement date (i.e. the date when the debts hereunder are actually settled after the Lender converts the deducted amount into the currency of the loan hereunder in accordance with applicable State policies on administration of foreign exchange), as well as the difference caused by fluctuation of exchange rate during such period.

11.3 贷款人扣收款项不足以清偿借款人所有债务的，贷款人有权决定清偿顺序。

11.3 If the amount deducted by the Lender is insufficient to repay all debts owed by the Borrower, the Lender may decide the priority sequence of each item to be settled.

第十二条 权利和义务转让

Article 12          Transfer of Rights and Obligations

12.1 贷款人有权将其在本合同项下的权利部分或全部转让给第三方，贷款人的转让行为无须获得借款人同意。未经贷款人书面同意，借款人不得转让其在本合同项下的任何权利和义务。

12.1 The Lender may transfer all or part of its rights hereunder to a third party, without consent of the Borrower. The Borrower may not transfer any of its rights or obligations hereunder without written consent of the Lender.

12.2 贷款人或中国工商银行股份有限公司（“工商银行”）可根据经营管理需要授权或委托工商银行其他分支机构履行本合同项下权利及义务，或将本合同项下贷款债权划归工商银行其他分支机构承接并管理，借款人对此表示认可，贷款人上述行为无须再行征得借款人同意。承接贷款人权利义务的工商银行其他分支机构有权行使本合同项下全部权利，有权就本合同项下纠纷以该机构名义向法院提起诉讼、提请仲裁或申请强制执行。

12.2 The Borrower acknowledges that the Lender or Industrial and Commercial Bank of China Limited (ICBC) may, based on operation and management requirements, authorize or appoint another branch office of ICBC to perform the rights and obligations hereunder, or transfer the loan hereunder to another branch office of ICBC. Such transfer by the Lender does not require further consent of the Borrower. The branch office of ICBC that is the transferee of the rights and obligations of the Lender hereunder may exercise all rights hereunder, and may in its own name initiate litigation or arbitration or apply for enforcement in relation to the dispute hereunder.

第十三条 生效、变更和解除

Article 13          Effectiveness, Amendment and Termination

13.1 本合同自签订之日起生效，至借款人在本合同项下的义务全部履行完毕之日终止。

13.1 This Contract shall take effect as of the date hereof, and end upon the date when all of the Borrower's obligations hereunder are fully performed.

13.2 对本合同的任何变更应由各方协商一致并以书面形式作出。变更条款或协议构成本合同的一部分，与本合同具有同等法律效力。除变更部分外，本合同其余部分依然有效，变更部分生效前原条款仍然有效。

13.2 Any amendment to this Contract shall be agreed by the Parties and made in writing. Amended clauses or amendment agreement shall constitute an integral part of this Contract and have equal legal effect as this Contract. The rest terms of this Contract which are not amended shall remain effective. The original terms of this Contract which are to be amended shall remain effective until the relevant amendments take effect.

13.3 本合同的变更和解除，不影响缔约各方要求赔偿损失的权利。本合同的解除，不影响有关争议解决条款的效力。

13.3 Amendments to or termination of this Contract shall not prejudice each Party's right to claim compensation for loss. The dispute resolution clause hereof shall survive termination of this Contract.

第十四条 法律适用和争议解决

Article 14      Governing Law and Dispute Resolution

本合同的订立、效力、解释、履行及争议的解决均适用中华人民共和国法律。凡由本合同引起的或与本合同有关的争议和纠纷，甲乙双方应协商解决，协商不成按本合同约定的方式解决。

The execution, validity, interpretation, performance and dispute resolution of this Contract shall be governed by the PRC law. All disputes and controversies arising from or in connection with this Contract shall be solved by the Parties through consultations, failing which, be solved by the means agreed hereunder.

第十五条 完整合同

Article 15          Entire Agreement

本合同第一部分《基本约定》和第二部分《具体条款》共同组成一份完整的《流动资金借款合同》，两部分中的同一词语具有相同含义。借款人本笔借款受上述两部分的共同约束。

Part I (General Provisions) and Part II (Specific Provisions) of this Contract shall constitute a complete working capital loan contract, and the same term shall have the same meaning in both parts. Both parts above are applicable to the loan granted to the Borrower hereunder.

第十六条   通知

Article 16      Notices

16.1 本合同项下的所有通知应以书面形式发出。除另有约定外，双方指定本合同载明的住所地为通讯及联系地址。任何一方通讯地址或其他联系方式发生变更的，应以书面形式及时通知对方。

16.1 All notices hereunder shall be sent in writing. Unless otherwise agreed, the address of each Party as stated in this Contract will be its address for communication and contact. If the contact address or other contact information of a Party changes, such Party shall promptly notify the other Party of such change in writing.

16.2 本合同任何一方拒绝签收或发生其他无法送达的情形，通知方可采取公证或公告方式进行送达。

16.2 If either Party hereto refuses to confirm receipt of a notice or a notice is otherwise unable to be delivered, the Party sending such notice may serve such notice by means of notarization or public announcement.

第十七条   其他

Article 17          Miscellaneous

17.1 贷款人未行使或部分行使或迟延行使本合同项下的任何权利，不构成对该权利或其他权利的放弃或变更，也不影响其进一步行使该权利或其他权利。

17.1 Failure to exercise, partial exercise or delay in exercise by the Lender of any of its rights hereunder will not constitute waiver of or amendment to such right or any other right, nor will it affect the Lender's further exercise of such right or any other right.

17.2 本合同任何条款的无效或不可执行，不影响其他条款的有效性和可执行性，也不影响整个合同的效力。

17.2 Invalidity or unenforceability of any provision hereof will not affect validity or enforceability of any other provision hereof or validity of the whole Contract.

17.3 贷款人有权依据有关法律法规的规定或金融监管机构的要求，将与本合同有关的信息和借款人其他相关信息提供给中国人民银行和其他国家征信系统及其他依法设立的信用信息数据库，供具有适当资格的机构或个人查询和使用。贷款人也有权为本合同订立和履行之目的，通过中国人民银行征信系统和其他依法设立的信用信息数据库查询借款人的相关信息。

17.3 If so required by applicable laws, regulations, or other financial regulators, the Lender may provide the information related to this Contract and other information related to the Borrower to the credit information database of the People's Bank of China and other countries or other credit database created in accordance with laws for duly qualified institutions or individuals to check or use. The Lender may also enquire information related to the Borrower by using the credit information basic database of the People's Bank of China or other credit database created in accordance with laws for purpose of execution and performance of this Contract.

17.4　本合同所述之“关联方”、“关联方关系”、“关联方交易”、“主要投资者个人”、“关键管理人员”等词语与中国财政部颁布的《企业会计准则第36号——关联方披露》（财会[2006]3号）以及其后对该准则的修订中的相同词语具有相同含义。

17.4 The terms used in this Contract including "related party", "related party relationship", "related transaction", "major individual investor" and "key management personnel" shall have the meaning given to them in the Accounting Standard for Business Enterprises No. 36—Disclosure of Related Parties (Cai Kuai [2006] No. 3) issued by the Ministry of Finance of the People's Republic of China and its amendments.

17.5　本合同所述之环境和社会风险指借款人及其重要关联方在建设、生产、经营活动中可能给环境和社会带来的危害及相关风险，包括与耗能、污染、土地、健康、安全、移民安置、生态保护、气候变化等有关的环境与社会问题。

17.5 The environmental and social risks referred to herein means any harm that may be caused by the Borrower or its material affiliates to the environment and society during their construction, production and operation activities, and related risks, including the environmental and social problems in relation to energy consumption, pollution, land, health, safety, relocation and settlement of residents, ecological protection and climate change.

17.6 贷款人根据其业务规则制作保留的关于本合同项下借款的单据和凭证，构成证明借贷双方债权债务关系的有效证据，对借款人具有约束力。

17.6 The documents and vouchers prepared and retained by the Lender in relation to the loan hereunder in accordance with its business practice shall constitute valid proof of debt relationship between the Borrower and the Lender, and shall be binding upon the Borrower.

17.7 在本合同中，⑴ 凡提及本合同应包括对本合同的修改或补充；⑵条款标题仅用于参考，不构成对本合同的任何解释，对标题项下内容及其范围也不构成任何限制；⑶提款日、还款日为非银行工作日，则顺延至下一个银行工作日。

17.7 In this Contract, (1) any reference to this Contract shall include all amendments and supplements to this Contract; (2) the headings are for reference only, and do not constitute any interpretation of this Contract, or restriction on contents or scope of provisions under such headings; and (3) if a drawdown date or repayment date is not a bank business day, it shall be postponed to the immediate following bank business day.

双方 签字或盖章                                                      确认：借贷双方已对本合同的所有条款进行了充分协商。贷款人已提请借款人特别注意有关双方权利义务的全部条款，对其作全面准确的理解，并已应借款人要求对相关条款作出解释和说明。借款人已认真阅读并充分理解所有合同条款（包括第一部分《基本约定》和第二部分《具体条款》），借贷双方对本合同各条款的理解完全一致，对合同内容无异议。

The Parties hereby confirm by signing or affixing of seal that all terms of this Contract have been fully negotiated by the Borrower and the Lender. The Lender has brought the Borrower's special attention to all terms in relation to the rights and obligations of each Party, asked the Borrower to fully and accurately understand all such terms, and upon the Borrower's request, made explanation on relevant terms. The Borrower has carefully read and fully understands all contractual terms hereof (including Part I (General Provisions) and Part II (Specific Provisions). The understanding of the Borrower and the Lender of this Contract is consistent, and the Parties have no dispute over the terms of this Contact.

贷款人（盖章）：

Lender (seal):____________________________

负责人/授权代理人：

Person-in-charge/authorized representative: ___________________________________

借款人（盖章）：

Borrower (seal):___                                                                                    ___

法定代表人/授权代理人：

Legal representative/authorized representative: Stephen B. Huang

合同签订日：      年     月     日

Date: ______________________

附件1：

Appendix 1:

提款通知书

Drawdown Notice

中国工商银行股份有限公司金边分行：

Industrial and Commercial Bank of China, 【Phnom Penh Branch】(“ICBC Phnom Penh Branch”)：

根据　 　年　　月　　日我方与贵行签订的编号为　PP(2013)050 的《流动资金借款合同》（下称“借款合同”），我方已全面落实借款合同约定的各项提款前提条件，特向贵行发出如下提款通知：

In accordance with the Working Capital Loan Contract between you and us on ______________ (contract no: _ PP(2013)050 _) (the Loan Contract), we have fully satisfied all conditions precedent to drawdown as required under the Loan Contract, and hereby send this drawdown notice to you:

一、我方拟于     年   月   日向贵行提取金额为 美元 （币种）　2,744,000.00 元的借款。

I.	We intend to draw down a loan equal to _USD_ (currency) 2,744,000.00 (amount) on _________________________.

二、本笔借款期限为 __ __ ，到期日为     年   月    日。

II.	The term of loan under this notice is _______, and the maturity date is _____________.

三、请将本笔借款划入我方下列专门账户：

III.	Please remit the loan to the following account:

户名：       Altairnano.Inc

Account name:                Altairnano.Inc

账号：    8003008490

Account number:           8003008490

开户行：    East West Bank

Bank:          East West Bank

四、根据借款合同和委托支付协议的约定，本笔借款中，受托支付_0_万元；自主支付_USD 2,744,000.00_元。

IV.      In accordance with the Loan Contract and the Entrusted Payment Agreement, 0 of this loan will be advanced through entrusted payment arrangement, and USD 2,744,000.00 of this loan will be advanced to and paid out by the Borrower at its own discretion.

在贷款人受托支付方式下，我方授权和委托贵行在将本笔借款划入我方账户后，支付给符合借款合同约定用途的下列支付对象账户：

Under the entrusted payment arrangement mentioned above, after the loan is remitted to our account above, we authorize you to make relevant payment to the following account for the purpose as agreed under the Loan Contract:

户名：

Account name:      Altairnano, Inc.

账号：

Account number:      8003008490

开户行：

Bank:       East West Bank

【本笔借款需同时支付给多个支付对象的，支付对象和账户清单见附件】

[If the loan under this notice is to be paid to more than one payees, please refer to the list of payees and accounts attached hereto.]

五、我方谨向贵行确认：

V.     We hereby warrant to you:

１.该笔借款将用于借款合同约定的用途；

1.	the loan under this notice will be used for the purpose as agreed under the Loan Contract;

２.在该通知发出之日及提款日，我方在借款合同中所作的所有陈述、保证和承诺仍然真实、准确、完整、有效。

2.     on the date of this notice and the drawdown date, all representations, warranties and understandings made by us in the Loan Contract remain true, accurate, complete and effective;

3.截至本通知发出之日，我方的生产经营和财务信用状况未发生重大不利变化。

3.     as of the date of this notice, there has not been any material adverse change to our production, operation or financial or credit condition;

4.在本通知发出之日，不存在任何借款合同项下或与借款合同有关的违约或预期违约事件，我方进一步确认，在提款日也不会发生或存续任何违约事件。

4.     as of the date of this notice, there is no default or expected event of default under or in relation to the Loan Contract. We further warrant that no event of default will occur or continue on the drawdown date; and

5.本通知发出之后即为不可撤销。

5.	this notice is irrevocable once sent.

借款人（盖章）：

Borrower (seal):_                                ____

法定代表人/授权代理人：

Legal representative/authorized representative: Stephen B. Huang

日期：               年           月          日

Date: ______________________